UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2022

FAST Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40214	86-1258014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Old Branchville Road

Ridgefield, CT 06877

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 956-1969

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-quarter of one redeemable warrant	FZT.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FZT	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FZT.WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to Agreement and Plan of Merger

As previously announced, on July 11, 2022, FAST Acquisition Corp. II, a Delaware corporation (“SPAC”), Falcon’s Beyond Global, LLC, a Florida limited liability company (the “Company”), Falcon’s Beyond Global, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, which was formerly known as Palm Holdco, Inc. (“Pubco”), and Palm Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Pubco (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by SPAC on July 12, 2022, and is incorporated herein by reference.

On September 13, 2022, SPAC, the Company, PubCo and Merger Sub entered into that certain Amendment No. 1 to the Merger Agreement ( “Amendment No. 1”), pursuant to which the parties thereto extended the date by which the Company is required to deliver to SPAC PCAOB Audited Financial Statements from August 15, 2022 to September 28, 2022, and the date on which SPAC could terminate the Merger Agreement if the PCAOB Audited Financial Statements have not been delivered from September 14, 2022 to September 28, 2022.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

Important Information About the Mergers and Where to Find It

In connection with the transactions contemplated by the Merger Agreement (the “Mergers”), SPAC and Pubco intend to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) containing a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of SPAC’s common stock in connection with SPAC’s solicitation of proxies for the vote by SPAC’s stockholders with respect to the Mergers and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Pubco to be issued in connection with the Mergers. SPAC’s stockholders and other interested persons are advised to read carefully and in their entirety, when available, the preliminary proxy statement/prospectus included in the Registration Statement (including any amendments or supplements thereto) and the definitive proxy statement/prospectus, as well as other documents filed with the SEC, as these materials will contain important information about the parties to the Merger Agreement, SPAC and the Mergers. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to stockholders of SPAC as of a record date to be established for voting on the Mergers and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at sec.gov, or by directing a request to: FAST Acquisition Corp. II, 109 Old Branchville Road, Ridgefield, CT 06877, Attention: Chief Financial Officer, (201) 956-1969. The documents filed by Falcon’s Beyond with the SEC may also be obtained free of charge upon written request to 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835.

Participants in the Solicitation

SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from SPAC’s stockholders with respect to the Mergers. A list of the names of those directors and executive officers and a description of their interests in SPAC is contained in SPAC’s registration statement on Form S-1 (as amended to date), which was initially filed with the SEC on July 26, 2021, and is available free of charge at the SEC’s web site at sec.gov, or by directing a request to FAST Acquisition Corp. II, 109 Old Branchville Road, Ridgefield, CT 06877, Attention: Chief Financial Officer, (201) 956-1969. Additional information regarding the interests of such participants will be contained in the Registration Statement when available or may be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

The Company and its managers and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of SPAC in connection with the Mergers. A list of the names of such directors and executive officers and information regarding their interests in the Mergers will be contained in the Registration Statement when available or may be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. SPAC’s and the Company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, SPAC’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the Mergers, the satisfaction of the closing conditions to the Mergers and the timing of the completion of the Mergers. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including factors that are outside of SPAC’s and the Company’s control and that are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions in general and in the entertainment industry in particular; (2) the outcome of any legal proceedings that may be instituted against SPAC, the Company or Pubco following the announcement of the Merger Agreement and the transactions contemplated therein, (3) the inability of the parties to successfully or timely consummate the Mergers or the other transactions contemplated by the Merger Agreement, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the proxy statement/prospectus relating to the transaction are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Pubco or the expected benefits of the transactions contemplated by the Merger Agreement or that the approval of the requisite equity holders of SPAC is not obtained; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (5) volatility in the price of SPAC’s or Pubco’s securities, (6) the risk that the Mergers or the other transactions contemplated by the Merger Agreement disrupt current plans and operations as a result of the announcement and consummation thereof, (7) the enforceability of the Company’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security, (8) any failure to realize the anticipated benefits of the Mergers or the other transactions contemplated by the Merger Agreement, (9) risks relating to the uncertainty of the projected financial information with respect to the Company, (10) risks related to the rollout of the Company’s business and the timing of expected business milestones, (11) the effects of competition on the Company’s business, (12) the risk that the Mergers or the other transactions contemplated by the Merger Agreement may not be completed by SPAC’s deadline and the potential failure to obtain an extension of its business combination deadline if sought by SPAC, (13) the amount of redemption requests made by stockholders of SPAC, (14) the ability of SPAC, the Company or Pubco to issue equity or equity-linked securities or obtain debt financing in connection with the Mergers or the other transactions contemplated by the Merger Agreement or in the future, (15) and those factors discussed in SPAC’s final prospectus dated March 15, 2021 under the heading “Risk Factors,” and other documents SPAC has filed, or will file, with the SEC.

SPAC cautions that the foregoing list of factors is not exhaustive. Although SPAC believes the expectations reflected in these forward-looking statements are reasonable, nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements or projections set forth herein will be achieved or that any of the contemplated results of such forward-looking statements or projections will be achieved. There may be additional risks that SPAC and the Company presently do not know of or that SPAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. SPAC cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither SPAC nor the Company undertakes any duty to update these forward-looking statements, except as otherwise required by law.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Mergers. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated July 11, 2022, by and among FAST Acquisition Corp. II, a Delaware corporation, Falcon’s Beyond Global, LLC, a Florida limited liability company, Falcon’s Beyond Global, Inc., a Delaware corporation, and Palm Merger Sub, LLC, a Delaware limited liability company (incorporated by reference to Exhibit 2.1 to FAST Acquisition Corp. II’s Current Report on Form 8-K filed with the SEC on July 12, 2022).
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated September 13, 2022, by and among FAST Acquisition Corp. II, a Delaware corporation, Falcon’s Beyond Global, LLC, a Florida limited liability company, Falcon’s Beyond Global, Inc., a Delaware corporation, and Palm Merger Sub, LLC, a Delaware limited liability company.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAST ACQUISITION CORP. II

By:	/s/ Garrett Schreiber
	Name:	Garrett Schreiber
	Title:	Chief Financial Officer

Dated: September 16, 2022